Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER SHARE
18.	EARNINGS PER SHARE

The following table sets forth the reconciliation of basic and diluted earnings per share for the years ended December 31:

	Year ended December 31,
	2011	2010	2009
	US$	US$	US$
Net income attributable to common shareholders of LJ International Inc.	3,673	12,994	3,689
Less: net income allocated to participating securities	(1,440)	—	—

Numerator for basic and dilutive earnings per share	2,233	12,994	3,689

Weighted average common shares outstanding:
Denominator for basic earnings per share	30,233,551	25,343,557	23,229,987
Dilutive effect of warrants issued	30,007	31,021	—
Dilutive effect of options issued	1,163,563	1,282,417	871,867

Denominator for diluted earnings per share	31,427,121	26,656,995	24,101,854

Net income per common share attributable to LJ International Inc. common shareholders :
Earnings per share - basic	0.07	0.51	0.16
Earnings per share - diluted	0.07	0.49	0.15

During the years ended December 31, 2011, 2010 and 2009, the Company had securities which would potentially dilute earnings per share in the future, but which were excluded from the computation of diluted earnings per share as their effect would have been anti-dilutive. Such outstanding securities consists of 359,826 ENZO Preferred Shares that contains the Flip Option to entitle the holders to convert the preferred shares into common shares of the Company (note 17), the warrants of ENZO as described in note 14 (iii) which entitle the holders to exercise the flip-over option to convert the warrants into the common shares of the Company, and 456,000 share options as of December 31, 2011. Such outstanding antidilutive securities include nil and 329,334 share options as of December 31, 2010 and 2009 respectively.